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[The following replaces only the IRA Account Application portion of Exhibit 14.1 filed previously.]
IRA ACCOUNT APPLICATION                                                                                                       [LOGO]
THE BERGER FUNDS  -  USE THIS APPLICATION TO OPEN A NEW IRA ACCOUNT.

                     IF YOU HAVE AN EXISTING IRA ACCOUNT INVESTED IN THE BERGER FUNDS, YOU MAY
                     OPEN AN ADDITIONAL IRA OF A DIFFERENT TYPE BY COMPLETING A SHORTER FORM.

                     DO NOT USE THIS APPLICATION TO OPEN A SIMPLE IRA.

     PID#                               FOR ASSISTANCE CALL 800.551.5849
         --------------------------     INSTITUTIONAL SERVICES DESK 800.960.8427
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STEP 1    REGISTER YOUR ACCOUNT

PLEASE TYPE OR PRINT CLEARLY.

Your Name
              ------------------------------------------------------------------------   -------------------------------------------
               First                       Middle            Last                         Your Social Security Number

Your
Address       ------------------------------------------------------------------------   -------------------------------------------
               Street Address                                Apt. / Suite #               Date of Birth     Month / Day / Year
                                                                                          (   )              (   )
              ------------------------------------------------------------------------   -------------------------------------------
               City                        State             Zip                          Daytime Telephone  Evening Telephone

Citizenship                                                                              -------------------------------------------
               / / US CITIZEN      / / NON-RESIDENT ALIEN                                 Electronic Mail Address
               / / RESIDENT ALIEN  / / COUNTRY OF TAX RESIDENCY                           (   )
                                                               -----------------------   -------------------------------------------
                                                                                          Fax Number
                                       STATE OF PERMANENT RESIDENCE                       TO SEND AN ADDITIONAL STATEMENT TO A
                                                                   -------------------    DIFFERENT ADDRESS PLEASE COMPLETE STEP 9.
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STEP 2    TYPE OF IRA

Please check one selection only. Enter a tax year when applicable.
REGULAR IRA                                                       ROTH CONVERTED IRA
___  Deductible or non-deductible IRA                             ___ Convert my existing IRA to a Roth Converted IRA.*
     contribution for tax year 19___.                             ___ Direct transfer from existing Roth Converted IRA with
___  Direct transfer from existing regular IRA.*                      original start date of January 1, 19___.*
___  Rollover within 60 days of receipt from a regular IRA.       ___ Rollover within 60 days of receipt from a Roth Converted
ROLLOVER IRA                                                          IRA with original start date of January 1, 19___.
___  Direct rollover from money accumulated in an employer's      SEP IRA
     retirement plan. A check will be sent directly to The        ___ SEP employer or self employed contribution for tax
     Berger Funds by my employer.                                     year 19___.
___  Direct transfer from an existing rollover IRA.*              ___ Direct transfer from existing SEP IRA.*
___  Rollover within 60 days of receipt of money accumulated      ___ Rollover within 60 days of receipt from a SEP IRA.
     in an employer's retirement plan. Enclosed is a check        SAR SEP IRA - plan established on or before December 31, 1996.
     made payable to BERGER FUNDS.                                ___ SEP employee salary reduction.
ROTH CONTRIBUTION IRA                                             ___ Direct transfer from existing SAR SEP IRA.*
___  Non-deductible contribution to Roth IRA for tax              ___ Rollover within 60 days of receipt from a SAR SEP IRA.
     year 19___.
___  Direct transfer from existing Roth Contribution IRA
     with original start date of January 1, 19___.*
___  Rollover within 60 days of receipt from a Roth                    * You must complete a transfer form which can be found
     Contribution IRA with original start date of                        in the IRA Disclosure Statement. Return the transfer
     January 1, 19___.                                                   form with this application.
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STEP 3    FUND SELECTION

Fund Name (Fund Number)                                     Minimum Initial              Your Initial      Enclose your check
                                                            Investment                   Investment        made payable to:
Berger New Generation Fund (344)                                $2,000 . . . . . . . .   $______________
Berger Select Fund (214)                                        $2,000 . . . . . . . .   $______________   BERGER FUNDS
Berger Small Company Growth Fund (345)                          $2,000 . . . . . . . .    CLOSED           *Berger Cash Account
Berger Small Cap Value Fund - Investor Shares (120)             $2,000 . . . . . . . .   $______________   Trust is a separately
Berger Small Cap Value Fund - Institutional Shares (403)      $100,000 . . . . . . . .   $______________   managed, unaffiliated
Berger Mid Cap Growth Fund (215)                                $2,000 . . . . . . . .   $______________   money market mutual fund.
Berger 100 Fund (43)                                            $2,000 . . . . . . . .   $______________
Berger/BIAM International Fund (349)                            $2,000 . . . . . . . .   $______________   Use of the Berger Cash
Berger/BIAM International CORE Fund (660)                   $1,000,000 . . . . . . . .   $______________   Account Trust as an
Berger Growth and Income Fund (44)                              $2,000 . . . . . . . .   $______________   investment directly or
Berger Balanced Fund (213)                                      $2,000 . . . . . . . .   $______________   by exchange from your
Berger Cash Account Trust(CAT)*                                                                            Berger Funds does not
Berger Money Market                                                                                        constitute an offering
Portfolio (346)                                                 $1,000 . . . . . . . .   $______________   or recommendation of the
Berger Government Securities Portfolio (347)                    $1,000 . . . . . . . .   $______________   Berger CAT Portfolios by
                                                                                                           the Berger Funds or their
                                                                 Total Amount Invested   $______________   advisors.
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STEP 4    BENEFICIARY DESIGNATION

IF THE BENEFICIARY IS A TRUST, PLEASE INDICATE THE TRUST'S NAME AND ADDRESS, THE DATE OF THE TRUST, THE TRUSTEE'S NAME, AND IF THE
TRUST IS REVOCABLE OR IRREVOCABLE. IF YOU WISH TO DESIGNATE ADDITIONAL BENEFICIARIES, PLEASE ATTACH INSTRUCTIONS. PERCENT OF
BENEFIT FOR EACH IRA'S PRIMARY AND/OR CONTINGENT BENEFICIARY(IES) MUST ADD UP TO 100%.

YOUR PRIMARY BENEFICIARIES
I DESIGNATE THE FOLLOWING INDIVIDUAL(S) AS PRIMARY BENEFICIARY(IES) TO RECEIVE PAYMENT OF THE VALUE OF MY IRA ACCOUNT UPON MY
DEATH:

NAME #1
       ---------------------------------------------------------------------       ------------------------------------------------
       First                  Middle               Last                            Social Security Number

       ---------------------------------------------------------------------       ------------------------------------------------
       Relationship                               % of Account                     Date of Birth                 Month / Day / Year



NAME #2
       ---------------------------------------------------------------------       ------------------------------------------------
       First                  Middle               Last                            Social Security Number

       ---------------------------------------------------------------------       ------------------------------------------------
       Relationship                               % of Account                     Date of Birth                 Month / Day / Year


YOUR CONTINGENT BENEFICIARY(IES)
IF NO PRIMARY BENEFICIARY(IES) IS (ARE) LIVING AT THE TIME OF MY DEATH, I HEREBY SPECIFY THAT THE BALANCE BE DISTRIBUTED TO MY
CONTINGENT BENEFICIARY(IES) BELOW:

NAME
       ---------------------------------------------------------------------       ------------------------------------------------
       First                  Middle               Last                            Social Security Number

       ---------------------------------------------------------------------       ------------------------------------------------
       Relationship                               % of Account                     Date of Birth                 Month / Day / Year


ELECTING A BENEFICIARY OTHER THAN YOUR SPOUSE
This section should be reviewed if either the custodial account or the residence of the accountholder is located in a community or marital property state and the accountholder is married and is designating a beneficiary other than the spouse. It is the accountholder's responsibility to determine if this section applies. The accountholder may need to consult with legal counsel.
Neither the Custodian nor the Sponsor will be liable for any consequences relating from a failure of the accountholder to provide proper spousal consent.

I am the spouse of the above-named accountholder. I acknowledge that I have received a full and reasonable disclosure of my spouse's property and financial obligations. Due to any possible consequences of giving up my community property interest in this IRA, I have been advised to see a tax professional or legal advisor. I hereby give the accountholder any interest I have in the funds or property deposited in this IRA and consent to the beneficiary designation(s) indicated above. I assume full responsibility for any adverse consequences that may result. No tax or legal advice was given to me by the Custodian.

Signature of Spouse
                   ---------------------------------------------------------       ------------------------------------------------
                                                                                   Date
Signature of Witness for Spouse
                               ---------------------------------------------       ------------------------------------------------
                                                                                   Date

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STEP 5    SYSTEMATIC INVESTMENT PLANS

          To choose one of the following options please check the appropriate box and provide the requested information. For either plan there is a $50 minimum per Berger Fund and a $100 minimum per Berger CAT Portfolio.

/ / Automatic Investment Plan - from your bank account.                                   / / Payroll Deduction/Direct Deposit Plan
    (Note: Step 7 must be completed.)                                                         Check this box to invest through
                                                                                              payroll deduction. (We will mail you
Fund Name_________________________Amount to invest $___________________                       a form to complete and give to your
                                                                                              employer.)
Fund Name_________________________Amount to invest $___________________

Please check one or both of the following withdrawal dates:

                            / / 5th of month  / / 20th of month

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STEP 6    TELEPHONE TRANSACTION / ONLINE COMPUTER ACCESS PRIVILEGES

You automatically have the ability to make telephone/online purchases and exchanges unless you specifically decline them below. See the Prospectus for minimum and maximum amounts. (Step 7 must be completed.)

If you wish to decline either or both of these options, indicate below.

          / / I decline telephone transaction privileges.        / / I decline online computer access.

All telephone and online transactions are recorded and written confirmations indicating the details of all telephone and online transactions will be promptly sent to the shareholder of record. Prior to placing an order, the shareholder may be required to provide certain identifying information. See the Prospectus for further information.
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STEP 7    BANK INFORMATION


Your bank account information must be on file in order to utilize the Automatic Investment Plan (See Step 5), or to settle by wire or electronic funds transfer any purchase transaction made by telephone or by online computer access. The account name(s)
below must exactly match at least one name in Step 1. Any co-signer of your checking or savings account must authorize these services by signing below.

/ /  Checking Account     / / Savings Account     PLEASE ENCLOSE A VOIDED CHECK OR SAVINGS DEPOSIT SLIP.


-------------------------------------------------------------      -----------------------------------------------------------------
Name of Bank                                                       ABA Number                      Bank Account Number

-------------------------------------------------------------      -----------------------------------------------------------------
Name(s) on Bank Account                                            Co-signer Signature (If Applicable)            Date

-------------------------------------------------------------      -----------------------------------------------------------------
Bank Street Address                                                City                         State             Zip

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STEP 8    FOR DEALER USE ONLY  For Financial Advisor or Dealer Use Only

PLEASE PRINT CLEARLY OR TYPE. WHEN OPENING YOUR ACCOUNT THROUGH A REPRESENTATIVE HAVE HIM/HER COMPLETE THIS SECTION.


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Company                                                                   Dealer Number           Branch Number (If Applicable)


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Street Address                                         Suite #            City                    State          Zip

                                                                                                  (   )
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Representative Name                                                       Representative Number   Daytime Telephone


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Authorized Signature


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STEP 9    ADDITIONAL DUPLICATE STATEMENTS ONLY

PLEASE COMPLETE THIS SECTION TO SEND OR RECEIVE A DUPLICATE STATEMENT.


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Name                                                                Company Name

                                                                                                        (   )
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Street Address                                      Apt/Suite #     City                State   Zip     Daytime Telephone


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STEP 10   YOUR SIGNATURE

PLEASE SIGN AT THE END OF THIS SECTION. WE MUST HAVE A SIGNATURE TO OPEN THE ACCOUNT. BY SIGNING THE APPLICATION, THE UNDERSIGNED:



-   Certifies that all contributions to    -   States that he/she has the authority    -   Acknowledges his/her responsibility
    the IRA will meet the requirements of      and legal capacity to purchase mutual       to read the Prospectus of any Fund or
    the Internal Revenue Code governing        fund shares, is of legal age in             Berger CAT Portfolio into which
    such contributions.                        his/her state and believes each             he/she exchanges.
                                               investment is suitable for him/her.
-   Appoints Investors Fiduciary                                                       -   Understands that the annual IRA
    Trust Company, or its successors, as   -   Hereby ratifies any instructions            maintenance fee of $12 per Fund
    Custodian on the account.                  given on this account and any account       account must be paid each year or it
                                               into which he/she exchanges related         will be collected by redeeming
-   Agrees to promptly give to the             to the above items and agrees that          sufficient shares from each Fund
    Custodian the instructions necessary       none of the Funds, the Berger CAT           account at the end of the year or
    to enable the Custodian to carry out       Portfolios, Berger Associates, BBOI         upon the closing of his/her account.
    its duties under the Custodial             Worldwide, nor Investors Fiduciary          The custodian may change the fee
    Agreement.                                 Trust Company will be liable for any        schedule from time to time, as
                                               loss, cost or expense for acting upon       provided in the Custodial Agreement.
-   States that he/she has received and        such instructions (by telephone,
    read the Prospectus for the                computer online access or writing)      -   Understands that if he/she chooses
    investment(s) selected and agrees          believed to be genuine and in               not to designate any
    that this account will be subject to       accordance with the procedures              beneficiary(ies), the beneficiary
    the Custodial Agreement and IRA            described in the Prospectus.                will be his/her estate.
    Disclosure Statement as amended from
    time to time.


Under penalties of perjury, I certify that the number shown on this form is my correct Social Security number.

Signature of Depositor:
                       -------------------------------------------------------------------------------------------------------------
                                                                                                       Date

                       Investors Fiduciary Trust Company
                       -------------------------------------------------------------------------------------------------------------
                       Authorized Signature of Custodian

             Return this application along with your check made payable to Berger Funds in the postage paid envelope enclosed or to:
                  The Berger Funds -  c/o  Investors Fiduciary Trust Company - P.O. Box 419958 - Kansas City, MO 64141-6958

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